================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report: (Date of earliest event reported): November 7, 2006


                                Rock-Tenn Company
               (Exact name of registrant as specified in charter)


        Georgia                        0-23340                   62-0342590
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



                504 Thrasher Street, Norcross, Georgia          30071
               (Address of principal executive offices)      (Zip Code)


                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 2.02.      Results of Operations and Financial Condition

On October 12, 2006, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "October 12 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Tuesday, November 7, 2006, at 11:00 a.m. ET to discuss financial results for the fourth quarter of fiscal 2006 (the "Conference Call").

On November 6, 2006, Rock-Tenn issued a press release (the "November 6 Press Release") that announced Rock-Tenn's financial results for the fourth quarter of fiscal 2006. A copy of the November 6 Press Release is attached hereto as
Exhibit 99.1 and hereby incorporated herein.

The October 12 Press Release and the November 6 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the November 6 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn's website at www.rocktenn.com.

Item 9.01.      Financial Statements and Exhibits.

        (c)     Exhibits

                99.1  November 6 Press Release (furnished pursuant to Item 2.02)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ROCK-TENN COMPANY
                                            (Registrant)



Date:  November 7, 2006                 By:/s/ Steven C. Voorhees
                                        ----------------------------------------
                                          Steven C. Voorhees
                                          Executive Vice-President and Chief
                                          Financial Officer (Principal Financial
                                          Officer, Principal Accounting Officer
                                          and duly authorized officer)

                                INDEX TO EXHIBITS


Exhibit Number and Description
------------------------------

99.1    November 6 Press Release (furnished pursuant to Item 2.02)





                                       4